Note 13 - Income Taxes - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Federal income tax at statutory rate	$ 759	$ 677
State tax, net of federal benefit	22	20
Stock compensation expense	(21)	49
Other	(24)	(23)
Total	$ 736	$ 723